                                                                  Exhibit 10.20

                   SECOND AMENDMENT TO CONTRIBUTION AGREEMENT

                  SECOND AMENDMENT TO CONTRIBUTION AGREEMENT dated as of May 18, 1998 among HOST MARRIOTT CORPORATION, a Delaware corporation ("HMC"), HOST MARRIOTT, L.P., a Delaware limited partnership ("Operating Partnership") and the other Contributors (as defined below).


                                   Background
                                   ----------

                  A. HMC, Operating Partnership, and the contributors named therein (collectively, the "Contributors") are parties to that certain Contribution Agreement dated as of April 16, 1998, as amended by that certain First Amendment to Contribution Agreement dated May 8, 1998 (as amended, the "Contribution Agreement"). All capitalized terms used herein and not otherwise defined herein shall have the meanings ascribed to such terms in the Contribution Agreement.


                  B. HMC, Operating Partnership, and the Contributors have agreed to amend the terms of the Contribution Agreement as provided herein.


                                    Agreement
                                    ---------

                  1.   Burlingame. (a) Pursuant to Section 1.4 of the
                       ----------
Contribution Agreement, HTKG elects to treat the Burlingame Loan as a Mortgage Loan under the Contribution Agreement. At Closing, Blackstone Real Estate Holdings L.P., a Delaware limited partnership, Blackstone Real Estate Partners I L.P., a Delaware limited partnership, Blackstone Real Estate Partners Two L.P., a Delaware limited partnership, Blackstone Real Estate Partners III L.P., a Delaware limited partnership, Blackstone Real Estate Partners IV L.P., a Delaware limited partnership, Blackstone RE Capital Partners L.P., a Delaware limited partnership, Blackstone RE Capital Partners II L.P., a Delaware limited partnership, Blackstone RE Offshore Capital Partners L.P., a Delaware limited partnership (collectively, the "BREP I Partnerships"), which are the holders of the Burlingame Loan, shall contribute the Burlingame Loan to the Operating Partnership in exchange for Units. Notwithstanding anything to the contrary contained in the Contribution Agreement, HTKG shall be deemed a Property Owning Entity. Schedule 1 shall be amended to delete HTKG as a Contributor and to add the BREP I Partnerships, BRE/Burlingame II L.L.C., a Delaware limited liability company ("BRE/Burlingame II"), and HT-Burlingame Limited Partnership, a California limited partnership ("HT-Burlingame") as Contributors in its place. BRE/Burlingame II and HT-Burlingame shall be deemed Membership Interest Contributors for purposes of the Contribution Agreement. Schedule 1.1(ii) shall be amended to list HTKG as a

Property Owning Entity and to list BRE/Burlingame II and HT-Burlingame as the partners in HTKG. The BREP I Partnerships, BRE/Burlingame II and HT-Burlingame have executed this Second Amendment to evidence their agreement to be bound by the terms of the Contribution Agreement with respect to the contribution of their respective Mortgage Loan or partnership interests in HTKG to the Operating Partnership. Schedule 1.1(a) of the Contribution Agreement is amended to delete Hyatt Regency Hotel - Burlingame (San Francisco), California, from the list of Asset Projects. Notwithstanding the provisions of Section 1.4 of the Contribution Agreement, the portion of the Exchange Amount allocated to the Burlingame Asset Project on Schedule 2.1(e) shall be apportioned between a value for the Burlingame Loan equal to the Burlingame Purchase Price (as defined in Section 1.4) and the balance allocated to the transfer of the partnership interests of BRE/Burlingame II and HT-Burlingame in HTKG.

                  (b) The partnership interests in HTKG being contributed by BRE/Burlingame II and HT-Burlingame shall be conveyed to the Operating Partnership and one or more designees of the Operating Partnership so that HTKG shall have no less than two partners upon consummation of the Closing. Exhibit C to the Contribution Agreement is amended by deleting it in its entirety and substituting therefor Exhibit C attached to this Second Amendment.

                  2.     Swissotel. (a) Notwithstanding anything to the contrary
                         ---------
contained in the Contribution Agreement, the parties to the Contribution Agreement hereby agree that BRE/Swiss L.L.C., may, with the consent of HMC, which consent will not be unreasonably withheld, elect to convert (the "Swissotel Conversion Election") Swissotel - Atlanta, Georgia, Swissotel - Boston, Massachusetts, Swissotel - Chicago, Illinois and Swissotel New York, New York (collectively, the "Swissotel Projects") from Asset Projects to transfers of Membership Interests (which term for purposes of the Contribution Agreement shall be deemed to include transfers of partnership interests or membership interests), provided that BRE/Swiss L.L.C. has obtained consent from Swissotel Holdings, Inc. and the Management Company to the transfer of Membership Interests and the lease of the Swissotel Projects in connection with the REIT Conversion (collectively, the "Swissotel Consent"). If the Swissotel Conversion Election has been exercised and the Swissotel Consent obtained, then

                  (i) BRE/Swiss L.L.C., a Delaware limited liability company, shall be deemed a Property Owning Entity;

                  (ii) Schedule 1 shall be amended to delete BRE/Swiss L.L.C. as a Contributor and to add Blackstone Real Estate Partners II L.P., a Delaware limited partnership, Blackstone Real Estate Partners II.TE.1 L.P., a Delaware limited partnership, Blackstone Real Estate Partners II.TE.2 L.P., a Delaware limited partnership, Blackstone Real Estate Partners II.TE.3 L.P., a Delaware limited partnership, Blackstone Real Estate Partners II.TE.4 L.P., a Delaware limited partnership, Blackstone Real Estate Holdings II L.P., a Delaware limited partnership (collectively, the "BREP II Partnerships") as Contributors in its place;

                  (iii) Schedule 1.1(ii) shall be amended to list BRE/Swiss L.L.C. as a Property Owning Entity and to list the BREP II Partnerships and Swissotel Holding, Inc., as the members therein and to reflect that Swissotel Holding, Inc., is a Nonparticipating Member;

                  (iv) the BREP II Partnerships shall be deemed Membership Interest Contributors for purposes of the Contribution Agreement;

                  (v) Schedule 1.1(a) shall be amended to delete the Swissotel Projects from the list of Asset Projects;

                  (vi) in accordance with Section 2.1, to reflect that only 99% of the membership interests in BRE/Swiss L.L.C. are being contributed to the Operating Partnerships, the Exchange Amount shall be reduced by 1% of the difference between (x) $633,000,000 (being the aggregate Exchange Amount allocated to the Swissotel Projects on Schedule 2.1(e)) and (y) the aggregate outstanding amount of Third Party Loans encumbering the Swissotel Projects on the Closing Date (including accrued interest);

                  (vii) notwithstanding anything to the contrary in the Contribution Agreement, the portion of the Exchange Amount allocated to the Swissotel Membership Interests shall be paid only in Units and the other consideration provided for in Section 2.1(b)(ii) and Section 2.1(b)(iii); and

                  (viii) Schedule 7.1(f) shall be amended to add the consent to the transfer of the Management Interest by the Management Interest Contributor by Swissotel Services L.L.C.

The BREP II Partnerships have executed this Second Amendment to Contribution Agreement to evidence their agreement to be bound by the terms of the Contribution Agreement with respect to the contribution of their respective membership interests in BRE/Swiss L.L.C. to the Operating Partnership in the event the Swissotel Conversion Election becomes effective.

                  (b) Notwithstanding anything to the contrary contained in the Contribution Agreement, if the Swissotel Conversion Election never becomes effective and the Swissotel Projects are contributed as Asset Projects, the portion of the Exchange Amount allocated to the Swissotel Projects in the amount of $633,000,000 less the amount of the Third Party Loans encumbering the
                ----
Swissotel Projects as contemplated by Section 2.1(b)(ii)(A)(2) and 2.1(b)(iv) shall be payable as follows: (i) 99% in the form of Units and the other consideration provided for in Section 2.1(b)(ii) and Section 2.1(b)(iii) of the Contribution Agreement and (ii) 1% in cash (the "Swissotel Cash Amount").

                  3.   Exchange Amount Allocation. Section 2.1(e) of the
                       --------------------------
Contribution Agreement is amended by deleting the reference to words "within 30 days after the date hereof" in the first sentence thereof and inserting the words "on or before June 30, 1998" in lieu thereof.

                  4.   SLSC Election. Pursuant to Section 2.1(b)(iii) of the
                       -------------
Contribution Agreement, the Contributors make the following elections:

                  (i)  with respect to 2,200,000 Units issued pursuant to
Section 2.1 (b)(ii), the Contributors elect not to receive any of the Non-SLSC Amount and the SLSC Amount otherwise payable to them and to accept a corresponding increase in the number of Units issued; and

                  (ii) with respect to the balance of all Units issued pursuant to Section 2.1 (b)(ii), the Contributors elect to reduce the SLSC Amount and accept a corresponding increase in the number of Units issued pursuant to
Section 2.1(b)(ii) in an amount equal to the minimum reduction necessary in the SLSC Amount, if any, so that the Contributors are in compliance with the limitation on ownership of SLSC common stock set forth in Section 2.2.

                  5.   Cash Election. Pursuant to Section 2.1(b)(i) of the
                       -------------
Contribution Agreement, the Cash Amount to be received by the Contributors as part of the Exchange Amount shall be in the amount of the sum of (x) $72,000,000 and (y) the Swissotel Cash Amount; provided, however, if the Beverly Hills Loan
                                   --------  -------
is repaid prior to Closing, the amount set forth in clause (x) above shall be deemed $17,000,000.

                  6.   Revised Schedules. The Contribution Agreement shall be
                       -----------------
amended by substituting the Schedules attached to this Second Amendment as Exhibit A in lieu of Schedule 1, Schedule 1.1(ii) and Schedule 1.1(a).

                  7.   Operating Partnership Agreement. (a) Section 7.11 of the
                       -------------------------------
form of the Operating Partnership Agreement attached to the Contribution Agreement as Exhibit A is amended by adding the following sentence at the end thereof:

                       "The preceding sentence shall not apply to any limitation or prohibition in this Agreement as to which the General Partner is expressly authorized to take action (either in its discretion or in specified circumstances) so long as the General Partner acts within the scope of such authority."

                  (b) Section 7.4.B of the Operating Partnership Agreement attached as Exhibit A is amended by deleting it in its entirety and substituting therefor Exhibit B attached to this Second Amendment.

                  8.   Closing Date Distributions. The parties to the
                       --------------------------
Contribution Agreement acknowledge that one or more of the Contributors may distribute to its members or partners a portion of the Property. Any such distribution shall not be effective unless and until the Closing under the Contribution Agreement shall occur and shall not in any manner relieve any of the Contributors of their respective obligations under the Contribution Agreement. In the event of any such distribution, the portion of the Property so distributed shall be contributed by the members or partners receiving such distribution directly to the Operating Partnership or its designee.

                  9.   Contribution Agreement Exhibit. Notwithstanding anything
                       ------------------------------
to the contrary contained in the Contribution Agreement, to the extent the Exhibits to the Contribution Agreement have not previously been agreed to by the parties thereto, HMC and the Contributors shall in good faith agree upon the form of all such Exhibits on or before June 30, 1998.

                  10.  Ratification. The Contribution Agreement, as amended
                       ------------
hereby, is and shall remain in full force and effect and is ratified and confirmed.

                  IN WITNESS WHEREOF, the parties hereto have executed this Second Amendment as of the date written above.


                                    HOST MARRIOTT CORPORATION


                                    By:  /s/ C.G. TOWNSEND
                                         ---------------------------------
                                         Name: C.G. Townsend
                                         Title:  Senior Vice President

                                    HOST MARRIOTT, L.P.

                                    By:  HMC Real Estate Corporation, its
                                         general partner

                                         By:   /s/ C.G. TOWNSEND
                                               ---------------------------
                                               Name: C.G. Townsend
                                               Title: Senior Vice President


                                    HTKG DEVELOPMENT ASSOCIATES
                                    LIMITED PARTNERSHIP

                                    By:  BRE/Burlingame II, L.L.C.

                                         By:   /s/ JONATHAN D. GRAY
                                               ---------------------------
                                               Jonathan D. Gray
                                               Vice President

                                    BRE/BURTON WAY L.L.C.

                                    By:    /s/ JONATHAN D. GRAY
                                           -----------------------------
                                           Jonathan D. Gray
                                           Vice President

                                    BRE/SWISS L.L.C.

                                    By:    /s/ JONATHAN D. GRAY
                                           -----------------------------
                                           Jonathan D. Gray
                                           Vice President

                                    BRE/LAFAYETTE INC.

                                    By:    /s/ JONATHAN D. GRAY
                                           -----------------------------
                                           Jonathan D. Gray
                                           Vice President

                                    BRE/SWISS MANAGEMENT L.L.C.

                                    By:    /s/ JONATHAN D. GRAY
                                           -----------------------------
                                           Jonathan D. Gray
                                           Vice President

                                    BRE/HT L.L.C.

                                    By:    /s/ JONATHAN D. GRAY
                                           -----------------------------
                                           Jonathan D. Gray
                                           Vice President


                                    BRE/CAMBRIDGE L.L.C.

                                    By:    /s/ JONATHAN D. GRAY
                                           -----------------------------
                                           Jonathan D. Gray
                                           Vice President


                                    BRE/GRAND L.L.C.

                                    By:    /s/ JONATHAN D. GRAY
                                           -----------------------------
                                           Jonathan D. Gray
                                           Vice President

                                    BRE/AMELIA PARTNERS L.P.

                                    By:    BRE/Amelia L.L.C., general partner

                                           By:   /s/ JONATHAN D. GRAY
                                                 -----------------------------
                                                 Jonathan D. Gray
                                                 Vice President

                                    BRE/AMELIA L.L.C.

                                    By:    /s/ JONATHAN D. GRAY
                                           -----------------------------------
                                           Jonathan D. Gray
                                           Vice President

                                    OLS HOTEL PARTNERS L.P.

                                    By:    BRE/Logan Hotel Space Inc.

                                           By:   /s/ JONATHAN D. GRAY
                                                 -----------------------------
                                                 Jonathan D. Gray
                                                 Vice President

                                           RTZ MANAGEMENT CORP.


                                           By:   /s/ JONATHAN D. GRAY
                                                 -----------------------------
                                                 Jonathan D. Gray
                                                 Vice President

                                           BRE/RITZ BOSTON, L.L.C.

                                           By:   /s/ JONATHAN D. GRAY
                                                 -----------------------------
                                                 Jonathan D. Gray
                                                 Vice President

                                           BRE/Burlingame II L.L.C.

                                           By:   /s/ JONATHAN D. GRAY
                                                 -----------------------------
                                                 Jonathan D. Gray
                                                 Vice President

                                HT-BURLINGAME LIMITED PARTNERSHIP

                                       By:   HT-Burlingame, Inc.

                                       By:   /s/ GLEN MILLER
                                             -----------------------------
                                             Name: Glen Miller
                                             Title: Vice President

                                BLACKSTONE REAL ESTATE PARTNERS I
                                L.P., a Delaware limited partnership

                                By: Blackstone Real Estate Associates L.P., a Delaware limited partnership, general partner

                                       By:   BREA L.L.C., a Delaware limited
                                       liability company, general partner

                                             By:      /s/ GARY M. SUMERS
                                                      ------------------
                                                      Name: Gary M. Sumers
                                                      Title: Vice President

                                BLACKSTONE REAL ESTATE PARTNERS II
                                L.P., a Delaware limited partnership

                                By: Blackstone Real Estate Associates L.P., a Delaware limited partnership, general partner

                                       By:   BREA L.L.C., a Delaware limited
                                             liability company, general partner

                                By:    /s/ GARY M. SUMERS
                                       ------------------
                                       Name: Gary M. Sumers
                                       Title: Vice President

                               BLACKSTONE REAL ESTATE PARTNERS III
                               L.P., a Delaware limited partnership

                               By: Blackstone Real Estate Associates L.P., a Delaware limited partnership, general partner

                                      By:   BREA L.L.C., a Delaware limited
                                      liability company, general partner

                                            By:    /s/ GARY M. SUMERS
                                                   ------------------
                                                   Name: Gary M. Sumers
                                                   Title: Vice President

                               BLACKSTONE REAL ESTATE PARTNERS IV
                               L.P., a Delaware limited partnership

                               By: Blackstone Real Estate Associates L.P., a Delaware limited partnership, general partner

                                      By:   BREA L.L.C., a Delaware limited
                                            liability company, general partner

                                            By:    /s/ GARY M. SUMERS
                                                   ------------------
                                                   Name: Gary M. Sumers
                                                   Title: Vice President

                               BLACKSTONE RE CAPITAL PARTNERS
                               L.P., a Delaware limited partnership

                               By: Blackstone Real Estate Associates L.P., a Delaware limited partnership, general partner

                                      By:   BREA L.L.C., a Delaware limited
                                            liability company, general partner

                                            By:    /s/ GARY M. SUMERS
                                                   ------------------
                                                   Name: Gary M. Sumers
                                                   Title: Vice President

                               BLACKSTONE RE CAPITAL PARTNERS II
                               L.P., a Delaware limited partnership

                               By: Blackstone Real Estate Associates L.P., a Delaware limited partnership, general partner

                                      By:   BREA L.L.C., a Delaware limited
                                            liability company, general partner

                                            By:    /s/ GARY M. SUMERS
                                                   ------------------
                                                   Name: Gary M. Sumers
                                                   Title: Vice President

                               BLACKSTONE RE OFFSHORE CAPITAL
                               PARTNERS L.P., a Delaware limited partnership

                               By:    Blackstone Real Estate Associates L.P., a
                               Delaware limited partnership, general partner

                                      By:   BREA L.L.C., a Delaware limited
                                      liability company, general partner

                                            By:    /s/ GARY M. SUMERS
                                                   ------------------
                                                   Name: Gary M. Sumers
                                                   Title: Vice President

                               BLACKSTONE REAL ESTATE HOLDINGS
                               L.P., a Delaware limited partnership,

                               By: BREA L.L.C., a Delaware limited liability company, general partner

                                      By:   /s/ GARY M. SUMERS
                                            ------------------
                                            Name: Gary M. Sumers
                                            Title: Vice President

                               BLACKSTONE REAL ESTATE PARTNERS II
                               L.P., a Delaware limited partnership

                               By: Blackstone Real Estate Associates II L.P., a Delaware limited partnership, general partner

                                    By:   Blackstone Real Estate
                                    Management Associates II L.P., a
                                    Delaware limited partnership, its general
                                    partner

                                    By:   BREA II L.L.C., a Delaware limited
                                    liability company, its general partner

                                            By:    /s/ GARY M. SUMERS
                                                   ------------------
                                                   Name: Gary M. Sumers
                                                   Title: Vice President

                               BLACKSTONE REAL ESTATE PARTNERS
                               II.TE.1 L.P., a Delaware limited partnership

                               By: Blackstone Real Estate Associates II L.P., a Delaware limited partnership, its general partner

                                    By:   Blackstone Real Estate
                                    Management Associates II L.P., a
                                    Delaware limited partnership, its general
                                    partner

                               By: BREA II L.L.C., a Delaware limited liability company, its general partner

                                    By:   /s/ GARY M. SUMERS
                                          ------------------
                                          Name: Gary M. Sumers
                                          Title: Vice President

                               BLACKSTONE REAL ESTATE PARTNERS
                               II.TE.2 L.P., a Delaware limited partnership

                               By: Blackstone Real Estate Associates II L.P., a Delaware limited partnership, its general partner

                                    By:   Blackstone Real Estate
                                          Management Associates II L.P., a
                                          Delaware limited partnership, its
                                          general partner

                                    By:   BREA II L.L.C., a Delaware limited
                                          liability company, its general partner

                                          By:    /s/ GARY M. SUMERS
                                                 ------------------
                                                 Name: Gary M. Sumers
                                                 Title: Vice President

                               BLACKSTONE REAL ESTATE PARTNERS
                               II.TE.3 L.P., a Delaware limited partnership

                               By: Blackstone Real Estate Associates II L.P., a Delaware limited partnership, its general partner

                                    By:   Blackstone Real Estate
                                          Management Associates II L.P., a
                                          Delaware limited partnership, its
                                          general partner

                                    By:   BREA II L.L.C., a Delaware limited
                                          liability company, its general partner

                                          By:    /s/ GARY M. SUMERS
                                                 ------------------
                                                 Name: Gary M. Sumers
                                                 Title: Vice President

                               BLACKSTONE REAL ESTATE PARTNERS
                               II.TE.4 L.P., a Delaware limited partnership

                               By: Blackstone Real Estate Associates II L.P., a Delaware limited partnership, its general partner

                                    By:   Blackstone Real Estate
                                    Management Associates II L.P., a
                                    Delaware limited partnership, its general
                                    partner

                                    By:   BREA II L.L.C., a Delaware limited
                                    liability company, its general partner

                                          By:    /s/ GARY M. SUMERS
                                                 ------------------
                                                 Name: Gary M. Sumers
                                                 Title: Vice President

                                BLACKSTONE REAL ESTATE HOLDINGS
                                II L.P., a Delaware limited partnership

                                By:  Blackstone Real Estate Management
                                     Associates II L.P., a Delaware limited
                                     partnership, its general partner

                                     By:  BREA II L.L.C., a Delaware limited
                                          liability company, its general partner

                                          By:    /s/ GARY M. SUMERS
                                                 ------------------
                                                 Name: Gary M. Sumers
                                                 Title: Vice President